UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 6, 2021

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.

As previously reported, Boxlight Corporation, a Nevada corporation (the “Company”), entered into an accounts receivable agreement, effective September 30, 2020 (the “Accounts Receivable Agreement”), between Sallyport Commercial Finance LLC (“Sallyport”) and the Company’s subsidiaries, Boxlight Inc., a Washington corporation (“Boxlight”), and EOSEDU LLC, an Arizona limited liability company (“EOSEDU”) (EOSEDU and Boxlight together referred to as the “Subsidiaries”). Under the terms of the Accounts Receivable Agreement, the Subsidiaries were originally able to sell up to $6,000,000 (the “Maximum Facility Limit Amount”) of eligible accounts receivable that are accepted by Sallyport for up to 90% of the face amount of each such eligible account. As previously disclosed in our Current Report on Form 8-K, on July 20, 2021, Boxlight and Sallyport amended the Accounts Receivable Agreement for purposes of increasing the Maximum Facility Limit Amount to $13,000,000, as well as increasing the minimum monthly sales from $1,250,000 to $3,000,000. On August 6, 2021, Boxlight and Sallyport entered into an additional amendment of the Accounts Receivable Agreement (the “ARC Amendment”), which further increased the Maximum Facility Limit Amount to $15,000,000. In exchange for entry into the ARC Amendment, Boxlight agreed to a fee of $20,000, representing one percent of the increased Maximum Facility Limit Amount. Other terms of the Accounts Receivable Agreement remain unchanged.

The foregoing description of the ARC Amendment does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the ARC Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Accounts Receivable Agreement, dated August 6, 2021, between Boxlight Inc. and Sallyport Commercial Finance LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer